UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

Accendra Health, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4435 Waterfront Drive, Suite 300, Glen Allen, Virginia		23060
(Address of principal executive
offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 277-4304

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	ACH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2026, Accendra Health, Inc. (the “Company” or “Accendra Health”) announced that it named Kenneth Gardner-Smith as the Company’s next President and Chief Executive Officer. Mr. Gardner-Smith, who has served on the Company’s Board of Directors since March 2022, is expected to assume the role early in the fourth quarter 2026. He will succeed Edward A. Pesicka, who previously announced his intent to retire in August. Mr. Pesicka will remain in the role of President and CEO until Mr. Gardner-Smith assumes the role, at which point Mr. Pesicka will also retire from the Board of Directors, as previously announced. Mr. Pesicka will continue to serve as an advisor to Mr. Gardner-Smith and the Company’s leadership team to ensure a smooth transition. Mr. Gardner-Smith will continue to serve on the Accendra Health Board of Directors and the Board’s Executive Committee as a non-independent director and will step down from his roles on the Our People & Culture and Audit Committees of the Board. These roles will be filled by an independent Board member.

Biographical information regarding Mr. Gardner-Smith is set forth in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders filed with the Securities and Exchange Commission on April 2, 2026 and such information is incorporated by reference herein. Except for the arrangements described in this Current Report on Form 8-K, Mr. Gardner-Smith is not a party to any transaction, and there is no currently proposed transaction with Mr. Gardner-Smith, that is required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Gardner-Smith and any of the Company’s directors or executive officers. Mr. Gardner-Smith is not a party to any arrangement or understanding regarding his selection as an officer.

On September 16, 2026, the Company entered into an offer letter with Mr. Gardner-Smith describing the terms of his employment with Accendra Health (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Gardner-Smith will be entitled to: (i) an annual base salary of $1,000,000 and will be eligible for a target annual cash bonus under the Company’s 2026 Annual Incentive Plan equal to 130% of his base salary, prorated to reflect the period he is employed during the fiscal 2026 year; (ii) participation in the Company’s annual long-term incentive program, with a target grant date fair value for Mr. Gardner-Smith’s annual equity award of $6,000,000, with the 2026 awards to be granted 25% in restricted stock units of the Company, 25% in stock-settled performance share units of the Company (“PSUs”) and 50% in cash-settled PSUs; (iii) a one-time sign-on cash bonus of $650,000, which shall be payable following six months of employment with the Company, subject to repayment in the event Mr. Gardner-Smith voluntarily resigns without Good Reason (as defined in the Executive Change in Control Severance Agreement) within 24 months of his employment commencement date; (iv) a one-time inducement grant of cash-settled stock appreciation rights with a target value of $2,000,000, which have a ten-year term and vest in equal annual installments over three years, first becoming exercisable upon the three-year anniversary of the grant date; and (v) participation in the Company’s group benefit programs. Mr. Gardner-Smith will be covered by the Company’s Officer Severance Policy dated February 27, 2025 (filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025) and will enter into an Executive Change in Control Severance Agreement in substantially the form filed as Exhibit 10.42 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 17, 2026, the Company issued a press release announcing the planned appointment of Mr. Gardner-Smith as President and Chief Executive Officer and Scott Lloyd to role of Chief Commercial Officer of the Company. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Matters.

Accendra Health also today named Scott Lloyd to the role of Chief Commercial Officer, effective October 5, 2026. Mr. Lloyd most recently served as Chief Development and Strategy Officer at Evergreen Nephrology. Prior to that, Mr. Lloyd co-founded and built Extrakare LLC, a durable medical equipment company. The Company created the position to bring commercial strategy, sales, and provider and payor partnerships under a single leader, simplifying the commercial structure, instilling greater discipline and accountability, and driving renewed focus on growth as Accendra Health scales as a pure-play home-based care company. Mr. Lloyd will report to the Chief Executive Officer and serve on the executive leadership team.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Offer Letter, accepted September 16, 2026, between the Company and Kenneth Gardner-Smith.
99.1	Press Release of the Company, dated September 17, 2026 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCENDRA HEALTH, INC.

September 17, 2026	/s/ Heath H. Galloway
Heath H. Galloway
Executive Vice President, General Counsel and Corporate Secretary